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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3615

Mosaic Equity Trust
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

W. Richard Mason
Madison/Mosaic Legal and Compliance Department
8777 N. Gainey Center Drive, Suite 220
Scottsdale, AZ  85258
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspoection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Semi-Annual Report (unaudited)

June 30, 2004

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Mosaic Funds

www.mosaicfunds.com

Portfolio of Investments

Mosaic Equity Trust
Letter to Shareholders,  June 30, 2004

(Photograph of Katherine L. Frank)

Many stock market investors are asking why the 2004 market is so tepid, when it appears that the economy is growing nicely. A number of factors have conspired to bring us to this point in the market.

First of all, 2003 had outstanding returns, and it is only natural to see a period of consolidation after major market moves. Other reasons include geopolitical concerns, the presidential election, rising interest rates, high valuation levels and increasing inflationary pressures. Likely each factor is contributing, but we believe the threat of higher interest rates weighs most heavily on the market. Rising rates not only tend to slow the economy and pressure corporate earnings, but also negatively impact equity valuations.

All of which is a prelude to a brief reexamination of Mosaic’s stock selection philosophy. The money management business is increasingly competitive with over 6000 mutual funds and even more hedge funds. Portfolio managers are under significant pressure to outperform their benchmarks on a quarter to quarter basis. Wall Street’s focus on quarterly earnings encourages much of corporate America to concentrate on short term results and “beating the Street.” It seems everyone wants instant gratification and reward. We believe this misguided objective works against the interests and the financial goals of most investors evident by studies which indicate sub-par performance for the average investor’s portfolio over long time periods.

We believe over the long term a company’s share price will follow the success of the company’s business. We are not experts at measuring near-term market sentiment or gauging short-term business momentum. Rather we prefer to concentrate on evaluating business models, assessing management teams and analyzing financial statements. In fact, our long-term view often allows us to benefit from the industry’s limited focus when a stock is overly punished for not living up to shortterm expectations. Benjamin Graham made the observation that, “In the short run, the market is a voting machine, but in the long run it is a weighing machine.” Our strength is not in judging a short term popularity contest, but in determining the enduring value of a business.

Thank you for your continued confidence in our management. We invite you to review the rest of this report for details on your fund or funds.

Sincerely,

(signature)

Katherine Frank, President, Mosaic Equity Trust

Review of Period

The six-month period ended June 30, 2004 showed gains for all four funds in Equity Trust. Mid-Cap was up 6.24% for the six-month period; Balanced rose 2.52%; Investors was up 3.99% and Foresight returned a positive 1.59%. Over the same period, the S&P 500 Index advanced 3.44%.

Market in Review

Perhaps the most significant market event of the six-month period occurred on its last day, as the Federal Reserve Board raised the Fed Funds rate for the first time in four years. The Fed suggested it will continue to raise rates “at a pace that is likely to be measured…output is continuing to expand at a solid pace and labor market conditions have improved.” After fears of deflation last year, the Fed believes the risks to economic growth and inflation in coming months are balanced. The move was widely anticipated by the markets, as demonstrated by the muted market response to the Fed’s actions. Stocks finished little changed for the quarter, increasing just 1.72%, and 3.44% for the six months, as measured by the S&P 500.

While we began the year with skyrocketing growth expectations, it is increasingly evident that the profit cycle is peaking. To begin with, year-over-year earnings comparisons will become increasingly more difficult starting in the second half of 2004. Margins are under pressure from a number of fronts. With 1.2 million new jobs created this year, labor costs are on the rise. In addition, anecdotal evidence suggests that consumer spending is slowly beginning to wane. On top of this, underlying inflation has been mounting as raw materials, commodities, services and energy prices all spiked this year.

Historically, when earnings growth begins to decelerate the market favors higherquality, more stable growth companies. By comparison, this has not been the case yet in the currrent market. Instead, the market was led by more cyclical stocks in the industrial and energy sectors, as well as the volatile telecommunications sector. Sectors where we have higher exposure, including financials and health care, were among the trailing sectors.

Outlook

As we move into the second half of the year, we are encouraged by the strength in the economy and the prospect for continued solid earnings growth, albeit at a slower pace.

However, higher interest rates, increasing inflationary pressure, threats of terrorism and continued uncertainty in Iraq will continue to weigh on investors’ minds and act as a headwind for the markets. Unlike the late 90s when multiple expansion propelled stock prices higher, basic fundamentals and solid earnings will likely be the driver of stock prices in the months ahead.

manager Jay Sekelsky

(photograph of Jay Sekelsky)

Can you summarize the performance of the funds in Equity Trust for the first six months of 2004?

In the end, the funds produced solid performance in a market that was oftentimes uncertain. Considering recent market history (three years of negative returns followed by a very strong 2003), it was only natural to see a period of consolidation and reflection. The trend of smaller stocks performing better than larger companies continued to follow suit in 2004. Mosaic Investors was slightly ahead of its S&P 500 benchmark for the six-month period, while Mid-Cap ended the six months just slightly behind its benchmark, the Russell Mid-Cap Index. Considering that cyclical and more speculative sectors led the market for much of this period, we were pleased to hold our own. With the bond market sliding in response to rising rates, Balanced and Foresight, which hold significant fixed-income positions, had smaller positive returns. Both showed relative strength in their bond holdings due to our active management of these portfolios, which were positioned defensively in anticipation of a rising interest rate environment.

Mosaic Investors

How did the fund perform for the first six months of 2004?

Mosaic Investors rose 3.99% for the period ended June 30, 2004. This return was a bit ahead of the broader market as measured by the S&P 500, which was up 3.44%. It was well ahead of its peers, represented by the Lipper Large-Cap Core Index, which gained 2.24%.

Have you made any significant changes to the portfolio since December 31, 2003?

We seek to buy companies that we can hold for long periods. Our last audited report (December 31, 2003) noted that our turnover rate for the fund in 2003 was 29%, which projects to an average holding of some three years. The average for all domestic equity funds is 108%, a rate which translates into holding stocks an average of less than a year. This stability is reflected in the top-ten holdings from six months ago, all of which are retained in the portfolio (although in different percentages).

We did have some significant additions to Investors during the period. We added Fiserv, Inc., a Milwaukee-based data and technology firm which provides information management technology to the financial industry. The company also has a significant business in providing claims processing and administration of health care plans for corporations.

Fiserv is a company that we’ve long admired, and have held in the past. What we believe is temporary price weakness gave us the opportunity to add it to Investors. We also added Intuit, a well-established software company. Intuit Corporation is a provider of small business, tax preparation and personal finance software products and services that simplify complex financial tasks for small businesses, consumers and accounting professionals. The company’s most recognizable offerings are Quicken personal and business financial software and TurboTax tax preparation software. Strong brand recognition of its key products and the ever changing nature of tax laws have created a high barrier to entry in Intuit’s niche markets. We believe the valuation has come down to a level that offers attractive potential.

We also took advantage of a dip in stock valuation to purchase Taiwan Semiconducter, one of the world’s leading computer chip manufacturers. We keep a keen eye on the Technology Sector, and at times it has been one of our largest areas of investment. Excessive valuations have kept our exposure to technology down for a number of years, but when reasonable pricing is available, we are pleased to take a stake in profitable tech companies, including our second-largest holding, Microsoft.

The market volatility exhibited over the past months presented opportunities to add to various holdings in companies which, in our view, remain attractive long term investments. On price weakness we added to Viacom Inc., Comcast Corporation and Liz Claiborne.

We sold Automatic Data Processing, Inc. as the stock met our upside price expectations. Additionally, Nokia was sold following a disappointing earnings report and outlook, which contrasted with recent management discussions. As a result, confidence in the ongoing investment thesis was significantly reduced as were the future investment merits of continuing to hold the stock.

What holdings were the strongest contributors to fund performance?

We saw particular strength in our financial holdings, where our stocks soundly outperformed the overall sector. We sold Charter One Financial for a nice gain following an acquisition announcement from Citizens Financial. Another source of strength was MGIC Investment, a mortgage-insurance issuer, which benefited from the strong housing market and employment expansion, which in turn improves the overall credit-worthiness of the company's loan pool.

Our health care holdings were also positive for the period, led by new purchase Baxter International and long-held Johnson & Johnson. Baxter develops and manufactures medical products related to blood and circulatory systems.

Results from consumer stocks were mixed, as retail spending appeared to soften during the period. Nevertheless, we had solid results from discounter Costco, which reported excellent results, including the first improvement in a number of years in administrative costs (such as salaries, payroll, and commissions).

TOP TEN STOCK HOLDINGS AS OF JUNE 30 2004 FOR MOSAIC INVESTORS	% of net assets
Pfizer Inc	4.04%
Microsoft Corp	3.78%
Johnson & Johnson	3.68%
Berkshire Hathaway	3.48%
Comcast Corp	3.45%
MGIC Investment Corp	3.45%
MBNA Corporation	3.41%
Liz Claiborne	3.37%
Freddie Mac	3.35%
First Data Corp	3.34%

What holdings were the largest constraints on performance?

From a sector perspective, our lack of holdings in the hot Energy Sector and our underweighting in the Industrial Sector were relative constraints. We typically do not find the sort of consistency we demand in the highly cyclical Energy Sector. In terms of areas that we do invest, our consumer discretionary stocks were the greatest drag on performance, with media holdings having particular difficulty, due largely to soft advertising sales. However, this price weakness actually improved the attractiveness of these stocks and we added to our holdings in Comcast and Viacom.

Although Nokia was a top performer in the first quarter of 2004, a series of negative announcements drove the price down in the second quarter, and we sold our stake in this manufacturer of cell phones.

Mosaic Balanced

How did Mosaic Balanced perform for the six-month period?

Mosaic Balanced returned 2.52% for the six months, with positive results from equities offsetting flat returns from the bond side of the portfolio. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, rose 2.25%. The fund retains its performance advantage over its peers for three and five years.

Have you made any significant changes to the portfolio since December 31, 2003?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 66.4% stocks and finished the period at 62.9% in stocks. This does not represent a strategic switch, but is largely the result of an increased cash position due to the equity sales, and our patience in reinvesting into a market that appears to be generally fully valued. On the bond side, we are strongly defensive, as we have continued to maintain a short duration to help preserve capital should rates continue to rise.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced were positive for the period. The holdings mirror the stocks held in Mosaic Investors, discussed at some length above.

How did the bond holdings in Balanced contribute to overall performance?

Bond valuations rose in the first quarter of 2004 and then dipped sharply in the second quarter, producing a net negative result for most mutual fund bond investors. We saw only fractional losses from our bond portfolio, due to the defensive positioning of our holdings. It is worth noting that even with the ups and downs in the bond market, the volatility of the stock market was still considerably greater over this period. A key reason for holding a balanced fund is the decrease in volatility (short-term risk) that bond holdings can provide, a function that we feel is best accomplished by active management of the bond portfolio.

TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF JUNE 30 2004 FOR MOSAIC BALANCED	% of net assets
Top Five Stock Holdings	(62.9% of net assets in stocks)
Pfizer Inc	2.88%
Microsoft Corp	2.74%
Johnson & Johnson	2.62%
First Data Corp	2.49%
Berkshire Hathaway	2.47%
Top Five Fixed Income Holdings	(29.1% of net assets in fixed income)
US Treasury Note 4.625% 5/15/06	2.48%
Fannie Mae 6% 12/15/05	2.09%
Fannie Mae 3.05% 7/20/07	1.97%
US Treasury Note 5.875% 11/15/05	1.67%
Freddie Mac 3.5% 9/15/07	1.47%

Mosaic Mid-Cap

(photograph of Rich Eisinger)

An interview with Rich Eisinger, co-manager of Mosaic Mid-Cap.

How would you characterize the performance of Mosaic Mid-Cap so far in 2004?

In absolute terms, the fund's 6.24% return for the period was a nice boost after a strong 2003. The fund's performance was generally in line with our benchmark, the Russell Mid-Cap Index, which advanced 6.76% over the same period. We were well ahead of our peer group, as represented by the Lipper Mid-Cap Core Index, which advanced 4.05%. Our three and five year returns continued to handily outpace both the benchmark and our peer average.

Have you made any significant changes to the portfolio since December 31, 2003?

We added five new names to the portfolio, while we sold all holdings in another six companies. Two of the holdings, Charter One Financial and Southtrust Corporation, were sold for nice profits in the wake of announcements of their acquisition. We also sold long-held Edwards Lifesciences Corporation for our favorite reason: reaching our projection for full valuation. We sold supermarket chain Kroger on our analysis that intense competition in this industry was likely to keep profits muted for the foreseeable future. We sold mortgage insurer MGIC Investment as we took profits from the stock's recent run-up. We also sold our position in communication services provider Allstream Inc. after it was acquired by Manitoba Telecom.

The new names in the portfolio are A.G. Edwards, Fiserv Inc., Intuit, IDT Corp., and John Wiley and Sons. Job expansion and an improving economy should be good news for individual-investor oriented broker A.G. Edwards. Fiserv is a Milwaukee-based data and technology firm which provides information management technology to the financial industry. The company also has a significant business in providing claims processing and administration of health care plans for corporations. Intuit is the software company best known for its well established personal finance titles Quicken and TurboTax. IDT is a diversified telecommunications and media company with low debt and solid revenues from a number of sources, with particular strength in calling cards. Publisher John Wiley is a leader in college textbook publishing and has been growing its international presence steadily. All of these companies share some of the basic qualities we seek in our portfolio: a history of profitability, steady earnings growth, a proven and defendable market niche and excellence in corporate governance and management.

What holdings were the strongest contributors to fund performance?

The fund's largest weightings remain in the Financial and Consumer Discretionary Sectors. Although financials typically are not favored in a rising interest rate environment, the fund's financial holdings were the largest contributors to the positive performance for the period. Our financial holdings are weighted towards the insurance industry, and we had particularly solid results from our top-ten holdings White Mountains, up 10.88%; Markel, up 9.46%; and Willis Group, up 9.92%. Another top performing stock was Expeditors International of Washington, Inc. whose stock rose 31.20% percent for the period, as the international logistics concern benefited from globalization, particularly the increased shipping of goods between Asia and North America. We actually trimmed our holdings in Expeditors towards the end of the period on valuation concerns.

While consumer stocks were mixed in general, we saw nice positive returns from discounter Costco and YUM! Brands (Taco Bell, KFC and Pizza Hut). The area of the market that showed the greatest decline for this period was Information Technology, where our underexposure was a relative positive.

What holdings were the largest constraints on performance?

Our underweighting in the leading Energy Sector was a hurdle for this period, as soaring energy prices gave this cyclical sector a boost. We tend to avoid cyclical stocks, because few of them demonstrate the sort of dependable earnings we require. An individual holding which had disappointing results was furniture retailer Ethan Allen, whose stock declined 14.26% on weak demand for higher-end furniture. This was compounded by industry-wide pricing pressure, requiring the firm to rely on promotional pricing strategies to move inventory and compete with foreign suppliers. Tiffany & Company, the famous jewelry retailer, which had seen a great run in 2003 (up more than 90%), dropped 18.47% during the first six months of 2004 due to concerns over the sustainability of high-end consumer spending around the world.

TOP TEN STOCK HOLDINGS AS OF JUNE 30 2004 FOR MOSAIC MID-CAP	% of net assets
White Mountains Ins.	4.57%
Markel Corp.	4.41%
Willis Group Holding	4.20%
Costco Wholesale Corp.	3.86%
Hewitt Assoc. Inc.	3.80%
Mercury General Corp.	3.51%
Waste Management Inc.	3.50%
Odyssey Reinsurance	3.44%
Liberty Media Corp.	3.42%
Liz Claiborne	3.42%

Mosaic Foresight

(photograph of Frank Burgess)

An interview with Foresight manager and Madison Investment Advisors' founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

With the bond market sliding and the stock market stuck in a relatively flat trendline, we were pleased to report positive returns of 1.59% for the first six months of 2004. Our short-term bonds held up well in the second quarter, and our stock selection avoided the most severe pitfalls of the market, which tended to be in the technology area.

Have you made any significant changes to the portfolio since December 31, 2003?

From our perspective, the market rise of 2003 brought the stock market as a whole very close to full valuation. Add the tremendous uncertainties and anxieties that exist in the markets today, and you have a sense of why we were comfortable with a 34.6% short-term fixed income exposure at the end of the period. That fixed-income position is quite defensive, concentrated in short to intermediate government agencies. The stock side of the portfolio is concentrated in very solid domestic companies, which we feel can do well in all kinds of economic environments.

Among the notable portfolio changes was our sale of Home Depot in March, after the stock added about 3.6% to its 49% run-up in 2003. We sold Southtrust Corporation at a nice gain following its acquisition announcement. We added stakes in Microsoft, Walgreen and insurance broker Willis Group.

What were the major contributors to performance across the period?

We saw excellent results from a number of our holdings. Our top holding at the end of the period, mortgage insurer MGIC Investment Corp, was up 33.37% for the first six months of 2004. We also saw nice gains from Dover Corporation, which manufactures heavy industry components, data-processor First Data, and Southtrust Corporation, in the wake of its acquisition announcement.

On the down side, we saw negative returns from media conglomerate Liberty Media Corp., which suffered from the generally lackluster advertising environment. Other stocks that drifted down were broker Morgan Stanley, pharmaceutical Pfizer and supermarket chain Kroger.

TOP FIVE STOCK HOLDINGS AS OF JUNE 30 2004 FOR MOSAIC FORESIGHT (65.5% of net assets in stocks)	% of net assets
MGIC Investment Corp	5.20%
First Data Corp	4.79%
Morgan Stanley	4.46%
Microsoft Corp	4.01%
Washington Mutual	4.00%

Investors Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 88.7% of net assets
BANKS: 3.0%
Wells Fargo Co.	80,000	$4,578,400
CONSUMER GOODS: 6.0%
Liz Claiborne	141,995	5,108,980
Mohawk Industries Inc.*	53,325	3,910,322
CONSUMER STAPLES: 4.0%
Kraft Foods	66,925	2,120,184
Walgreen Co	107,500	3,892,575
FINANCIAL SERVICES: 8.6%
Freddie Mac	80,090	5,069,697
MBNA Corp.	200,000	5,158,000
Morgan Stanley	52,475	2,769,106
HEALTH CARE: 12.3%
Baxter International	101,645	3,507,769
Johnson & Johnson	100,000	5,570,000
Merck & Co., Inc	.73,175	3,475,812
Pfizer, Inc.	178,385	6,115,038
INDUSTRIAL: 5.1%
Dover Corp.	63,515	2,673,981
Waste Management Inc.	164,650	5,046,522
INSURANCE: 14.3%
AIG US	45,755	3,261,416
Berkshire Hathaway*	1,785	5,274,675
MGIC Investment Corp.	68,780	5,217,651
Markel Corp.*	12,750	3,538,125
Willis Group Holding	120,010	4,494,375
MEDIA: 12.9%
Comcast Corp.	189,065	5,220,085
Interactive Corp.*	110,080	3,317,811
Liberty Media Corp.	556,615	5,003,969
Liberty Media Intl*	26,330	976,843
Viacom	139,280	4,975,082
RETAIL & RESTAURANTS: 7.6%
Costco Wholesale Corp.	113,185	4,648,508
McDonalds Corp.	164,870	4,286,620
Target Corp.	60,000	2,548,200
TECHNOLOGY: 14.9%
First Data Corp	113,690	5,061,479
Fiserv Inc*	119,585	4,650,661
Intuit Inc*	85,935	3,315,372
Microsoft Corp	200,195	5,717,569
Taiwan Semiconductor	456,844	3,796,376
TOTAL COMMON STOCKS (Cost $116,916,619)		$134,301,203
REPURCHASE AGREEMENT: 11.6% of net assets With Morgan Stanley and Company issued 6/30/04 at 1.12%, due 7/1/04, collateralized by $19,861,165 in United States Treasury Notes due 8/15/22. Proceeds at maturity are $17,519,545 (Cost $17,519,000)		17,519,000
TOTAL INVESTMENTS: 100.3% of net assets (Cost $134,435,619)		$151,820,203
CASH AND RECEIVABLES LESS LIABILITIES: (0.3%) of net assets		(464,795)
NET ASSETS: 100%		$151,355,408

*Non-income producing

Balanced Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 62.9% of net assets
BANKS: 2.1%
Wells Fargo Co	9,070	$519,076
CONSUMER GOODS: 4.2%
Liz Claiborne	16,265	585,215
Mohawk Industries Inc.*	6,255	458,679
CONSUMER STAPLES: 2.9%
Kraft Foods	8,300	262,944
Walgreen Co.	12,625	457,151
FINANCIAL SERVICES: 5.9%
Freddie Mac	9,575	606,098
MBNA Corp.	22,535	581,178
Morgan Stanley	5,835	307,913
HEALTH CARE: 9.0%
Baxter International	12,905	445,351
Johnson & Johnson	11,795	656,981
Merck & Co., Inc.	8,940	424,650
Pfizer, Inc.	21,105	723,479
INDUSTRIAL: 3.6%
Dover Corp.	7,675	323,118
Waste Management Inc.	19,295	591,392
INSURANCE: 10.3%
AIG US	5,600	399,168
Berkshire Hathaway*	210	620,550
MGIC Investment Corp.	8,170	619,776
Markel Corp.*	1,485	412,088
Willis Group Holding	14,120	528,794
MEDIA: 8.7%
Comcast Corp.	20,790	574,012
Interactive Corp.*	12,610	380,065
Liberty Media Corp.	63,075	567,044
Liberty Media Intl*	3,153	116,976
Viacom	15,405	550,267
RETAIL & RESTAURANTS: 5.6%
Costco Wholesale Corp.	13,935	572,310
McDonalds Corp.	19,115	496,990
Target Corp.	7,610	323,197
TECHNOLOGY: 10.6%
First Data Corp.	14,040	625,061
Fiserv Inc.*	13,525	525,987
Intuit Inc.*	10,400	401,232
Microsoft Corp.	24,045	686,725
Taiwan Semiconductor	49,730	413,261
TOTAL COMMON STOCKS (Cost $13,667,089)		$15,756,728
	PRINCIPAL AMOUNT	VALUE
DEBT INSTRUMENTS: 29.1% of net assets
CORPORATE OBLIGATIONS: 19.4%
CONSUMER GOODS: 1.0%
Target Corp., 5.5%, 4/1/07	$250,000	$263,752
CONSUMER STAPLES: 0.6%
Kraft Foods, Inc., 4.625%, 11/1/06	150,000	153,675
FINANCIALS: 6.7%
Citigroup Inc, 5.75%, 5/10/06	325,000	340,636
Countrywide Home Loan, 5.625%, 5/15/07	210,000	220,377
Goldman Sachs, 7.35%, 10/1/09	230,000	258,588
Household Finance Co., 7.875%, 3/1/07	240,000	265,325
Intl Lease Finance, 5.625%, 6/1/07	315,000	330,788
MGIC Investment Corp., 6%, 3/15/07	250,000	264,655
INDUSTRIAL: 2.8%
Chevron Phillips, 5.375%, 6/15/07	280,000	291,766
Daimler Chrysler, 7.2%, 9/1/09	250,000	272,433
Ford Motor Credit, 6.875%, 2/1/06	125,000	131,161
OIL: 2.1%
CONOCO Inc., 6.35%, 4/15/09	290,000	315,458
Marathon Oil Corp., 5.375%, 6/1/07	200,000	209,041
RETAILERS-APPAREL: 1.2%
Kohls Corp., 6.7%, 2/1/06	280,000	295,782
TECHNOLOGY: 3.0%
Computer Sciences Co., 7.5%, 8/8/05	255,000	250,327
Hewlett-Packard Co., 5.5%, 7/1/07	200,000	210,578
Lexmark Int'l, 6.75%, 5/15/08	290,000	305,673
TELECOMMUNICATIONS: 2.0%
AT & T Broadband, 8.375%, 3/15/13	200,000	235,163
Sprint Capital Corp., 6.125%, 11/15/08	250,000	263,031
US TREASURY & AGENCY OBLIGATIONS: 9.7%
Fannie Mae, 6.0%, 12/15/05	500,000	524,176
Fannie Mae, 3.05%, 7/20/07	500,000	494,947
Freddie Mac, 3.50%, 9/15/07	370,000	369,225
US Treasury Notes, 5.875%,11/15/05	400,000	419,047
US Treasury Notes, 4.625%, 5/15/06	600,000	621,446
TOTAL DEBT INSTRUMENTS (Cost $7,238,817)		$7,307,050
REPURCHASE AGREEMENT: 7.8% of net assetsWith Morgan Stanley and Company issued 6/30/04 at 1.12%, due 7/1/04, collateralized by $2,233,375 in United States Treasury Notes due 8/15/22.Proceeds at maturity are $1,970,061 (Cost $1,970,000).		1,970,000
TOTAL INVESTMENTS: 99.8% of net assets (Cost $22,875,906)		$25,033,778
CASH AND RECEIVABLES LESS LIABILITIES: 0.2% of net assets		48,619
NET ASSETS: 100%		$25,082,397

*Non-income producing

Mid-Cap Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 87.2% of net assets
CONSUMER GOODS: 14.0%
John Wiley & Sons Inc.	72,025	$2,304,800
Limited Inc.	129,305	2,418,004
Liz Claiborne	73,595	2,647,948
Mohawk Industries, Inc.*	32,450	2,379,559
Natuzzi SPA	107,610	1,155,731
CONSUMER STAPLES: 3.0%
Del Monte Foods*	225,950	2,295,652
FINANCIAL SERVICES: 2.5%
AG Edwards	56,765	1,931,713
HEALTH CARE: 2.1%
Laboratory Corp. of America*	40,520	1,608,644
INDUSTRIAL: 14.9%
Dover Corporation	55,785	2,348,549
Expeditors International of Washington, Inc.	36,075	1,782,466
Hewitt Associates, Inc.*	106,845	2,938,238
Valassis Communications, Inc.*	59,895	1,825,001
Waste Management, Inc.	88,385	2,709,000
INSURANCE: 20.1%
Markel Corp.*	12,290	3,410,475
Mercury General Corp.	54,795	2,720,572
Odyssey Reinsurance Holdings	110,905	2,661,720
White Mountains Insurance	6,930	3,534,300
Willis Group Holding	86,815	3,251,222
MEDIA: 6.8%
Liberty Media Corp.	294,880	2,650,971
Liberty Media Int'l*	53,091	1,969,676
Scripps, Co.	6,350	666,750
RETAIL & RESTAURANTS: 12.3%
Costco Wholesale Corp.	72,665	2,984,352
Ethan Allen Interiors	37,650	1,352,011
Office Depot, Inc.*	120,985	2,166,841
Tiffany & Company	51,300	1,890,405
YUM! Brands, Inc.	31,215	1,161,822
TECHNOLOGY: 8.8%
Fiserv, Inc.*	58,035	2,256,981
Intuit, Inc.*	66,295	2,557,661
Kemet Corp.*	165,820	2,026,320
TELECOMMUNICATIONS: 2.7%
IDT Corporation*	114,110	2,057,403
TOTAL COMMON STOCKS (Cost $59,123,745)		$67,664,787
REPURCHASE AGREEMENT: 14.8% of net assets With Morgan Stanley and Company issued 6/30/04 at 1.12%, due 7/1/04, collateralized by $12,995,521 in United States Treasury Notes due 8/15/22. Proceeds at maturity are $11,463,357 (Cost $11,463,000).		11,463,000
TOTAL INVESTMENTS: 102% of net assets (Cost $70,586,745)		$79,127,787
CASH AND RECEIVABLES LESS LIABILITIES: (2.0)% of net assets		(1,492,251)
NET ASSETS: 100%		$77,635,536

*Non-income producing

Foresight Fund - Portfolio of Investments (unaudited)

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 65.5% of net assets
BANKS: 7.3%
Marshall & Isley Co.	4,000	$156,360
Washington Mutual	4,855	187,597
CONSUMER GOODS: 2.8%
Liz Claiborne	3,610	129,888
CONSUMER STAPLES: 5.3%
Kroger Company*	7,230	131,586
Walgreen Co.	3,300	119,493
FINANCIAL SERVICES: 6.5%
Freddie Mac	1,500	94,950
Morgan Stanley	3,960	208,969
HEALTH CARE: 9.4%
Bristol-Myers Squibb	5,850	143,325
Merck & Co., Inc.	2,970	141,075
Pfizer, Inc.	4,535	155,460
INDUSTRIAL: 2.4%
Dover Corp.	2,650	111,565
INSURANCE: 11.0%
MBIA Inc.	2,250	128,520
MGIC Investment Corp.	3,215	243,890
Willis Group Holding	3,770	141,187
MEDIA: 6.0%
Comcast Corp.	5,765	159,172
Liberty Media Corp.	11,185	100,553
Liberty Media Intl	559	20,739
TECHNOLOGY: 14.8%
Cisco Systems, Inc.*	3,940	93,378
First Data Corp.	5,045	224,603
Fiserv Inc.*	2,480	96,447
Intuit Inc.*	2,385	92,013
Microsoft Corp.	6,585	188,068
TOTAL COMMON STOCKS (Cost $2,829,219)		$3,068,838
	PRINCIPAL AMOUNT	VALUE
US GOVERNMENT AGENCY OBLIGATIONS: 26.6% of net assets
Fannie Mae, 1.44%, 9/15/04	$250,000	$249,240
Federal Home Loan Bank, 1.27%, 8/25/04	250,000	249,515
Freddie Mac, 1.03%, 7/15/04	250,000	249,898
Freddie Mac, 1.03%, 7/21/04	250,000	249,858
Freddie Mac, 1.08%, 7/28/04	250,000	249,797
TOTAL US GOVERNMENT AGENCY OBLIGATIONS (Cost $1,248,308)		$1,248,308
REPURCHASE AGREEMENT: 7.8% of net assetsWith Morgan Stanley and Company issued 6/30/04 at 1.12%, due 7/1/04, collateralized by $417,199 in United States Treasury Notes due 8/15/22. Proceeds at maturity are $368,011 (Cost $368,000).		368,000
TOTAL INVESTMENTS: 99.9% of net assets (Cost $4,445,527)		$4,685,146
CASH AND RECEIVABLES LESS LIABILITIES: 0.1% of net assets		5,209
NET ASSETS: 100%		$4,690,355

*Non-income producing

Statements of Assets and Liabilities (unaudited)
June 30, 2004

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
Investment securities	$134,301,203	$23,063,778	$67,664,787	$4,317,146
Repurchase agreements	17,519,000	1,970,000	11,463,000	368,000
Total investments*	151,820,203	25,033,778	79,127,787	4,685,146
Cash	621	298	411	764
Receivables
Dividends and interest	127,615	94,331	42,781	5,114
Capital shares sold	119,266	7,908	400,761	--
Total assets	$152,067,705	$25,136,315	$79,571,740	$4,691,024
LIABILITIES
Payables
Investment securities purchased	541,225	--	1,932,848	--
Dividends	--	2,966	--	--
Capital shares redeemed	167,189	49,680	1,214	--
Independent trustee and auditor fees	3,883	1,272	2,142	669
Total liabilities	$712,297	$53,918	$1,936,204	$669
NET ASSETS (Note 7)	$151,355,408	$25,082,397	$77,635,536	$4,690,355
CAPITAL SHARES OUTSTANDING	7,745,934	1,348,095	6,607,323	366,586
NET ASSET VALUE PER SHARE	$19.54	$18.61	$11.75	$12.79
*INVESTMENT SECURITIES, AT COST	$134,435,619	$22,875,906	$70,586,745	$4,445,527

Statements of Operations (unaudited)
For the six-months ended June 30, 2004

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
Interest income	$62,453	$151,239	$38,195	$8,816
Dividend income	726,787	91,893	365,414	21,619
Total investment income	789,240	243,132	403,609	30,435
EXPENSES (Notes 3 and 5)
Investment advisory fees	485,549	93,232	245,358	17,490
Other expenses	90,153	54,609	161,608	10,981
Independent trustee and auditor fees	3,883	1,272	2,142	669
Total expenses	579,585	149,113	409,108	29,140
NET INVESTMENT INCOME (LOSS)	$209,655	$94,019	$(5,499)	$1,295
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	4,232,609	714,673	3,701,930	203,887
Change in net unrealized appreciation (depreciation) of investments	799,171	(196,563)	(43,762)	(126,493)
NET GAIN ON INVESTMENTS	$5,031,780	$518,110	$3,658,168	$77,394
TOTAL INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,241,435	$612,129	$3,652,669	$78,689

Statements of Changes in Net Assets
For the period indicated

	Investors Fund		Balanced Fund
	(unaudited) Six-Months Ended June 30, 2004	Year Ended Dec. 31, 2003	(unaudited) Six-Months Ended June 30, 2004	Year Ended Dec. 31, 2003
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$209,655	$292,144	$94,019	$245,717
Net realized gain (loss) on investments	4,232,609	3,283,814	714,673	268,700
Change in net unrealized appreciation (depreciation) on investments	799,171	17,785,081	(196,563)	2,685,688
Total increase (decrease) in net assets resulting from operations	5,241,435	21,361,039	612,129	3,200,105
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	(292,144)	(94,019)	(245,717)
From net capital gains	--	--	--	--
Total distributions	--	(292,144)	(94,019)	(245,717)
CAPITAL SHARE TRANSACTIONS (Note 8)	21,151,054	8,675,185	153,804	570,434
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,392,489	29,744,080	671,914	3,524,822
NET ASSETS
Beginning of period	$124,962,919	$ 95,218,839	$24,410,483	$20,885,661
End of period	$151,355,408	$124,962,919	$25,082,397	$24,410,483
UNDISTRIBUTED NET INVESTMENT INCOME	$209,655	$ --	$ --	$ --
	Mid-Cap Fund		Foresight Fund
	(unaudited) Six-Months Ended June 30, 2004	Year Ended Dec. 31, 2003	(unaudited) Six-Months Ended June 30, 2004	Year Ended Dec. 31, 2003
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)	$(5,499)	$(165,608)	$1,295	$1,880
Net realized gain (loss) on investments	3,701,930	1,571,899	203,887	(185,642)
Change in net unrealized appreciation (depreciation) on investments	(43,762)	8,468,111	(126,493)	859,888
Total increase (decrease) in net assets resulting from operations	3,652,669	9,874,402	78,689	676,126
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	--	--	--	(1,880)
From net capital gains	--	(531,294)	--	--
Total distributions	--	(531,294)	--	(1,880)
CAPITAL SHARE TRANSACTIONS (Note 8)	19,307,464	19,130,688	(129,493)	141,460
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,960,133	28,473,796	(50,804)	815,706
NET ASSETS
Beginning of period	$54,675,403	$26,201,607	$4,741,159	$3,925,453
End of period	$77,635,536	$54,675,403	$4,690,355	$4,741,159
UNDISTRIBUTED NET INVESTMENT INCOME	$ --	$ --	$ 1,295	$ --

Financial Highlights
Selected data for a share outstanding for the periods indicated.

INVESTORS FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$18.79	$15.42	$18.61	$20.06	$21.10
Investment operations:
Net investment income (loss)	0.03	0.04	0.04	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.72	3.37	(3.19)	(0.54)	2.28
Total from investment operations	0.75	3.41	(3.15)	(0.50)	2.29
Less distributions:
From net investment income	--	(0.04)	(0.04)	(0.05)	(0.01)
From net capital gains	--	--	--	(0.90)	(3.32)
Total distributions	--	(0.04)	(0.04)	(0.95)	(3.33)
Net asset value, end of period	$19.54	$18.79	$15.42	$18.61	$20.06
Total return (%)	3.99	22.14	(16.94)	(2.52)	10.84
Ratios and supplemental data
Net assets, end of period (in thousands)	$151,355	$124,963	$95,219	$30,526	$27,481
Ratio of expenses to average net assets (%)	0.84[1]	0.88	0.99	1.15	1.15
Ratio of net investment income (loss) to average net assets (%)	0.30[1]	0.27	0.44	0.26	0.05
Portfolio turnover (%)	19	29	88	63	81

BALANCED FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of period	$18.22	$15.98	$17.87	$18.68	$18.95
Investment operations:
Net investment income	0.07	0.19	0.26	0.33	0.33
Net realized and unrealized gain (loss) on investments	0.39	2.24	(1.89)	(0.12)	1.69
Total from investment operations	0.46	2.43	(1.63)	0.21	2.02
Less distributions:
From net investment income	(0.07)	(0.19)	(0.26)	(0.33)	(0.33)
From net capital gains	--	--	--	(0.69)	(1.96)
Total distributions	(0.07)	(0.19)	(0.26)	(1.02)	(2.29)
Net asset value, end of period	$18.61	$18.22	$15.98	$17.87	$18.68
Total return (%)	2.25	15.29	(9.13)	1.17	10.79
Ratios and supplemental data
Net assets, end of period (in thousands)	$25,082	$24,411	$20,886	$22,856	$21,781
Ratio of expenses to average net assets (%)	1.19[1]	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets (%)	0.75[1]	1.01	1.56	1.81	1.70
Portfolio turnover (%)	18	43	37	60	66

 MID-CAP FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value beginning of period	$11.06	$8.69	$10.04	$9.36	$9.57
Investment operations:
Net investment income (loss)	--	(0.03)	(0.03)	0.01	0.04
Net realized and unrealized gain (loss) on investments	0.69	2.51	(1.26)	1.40	1.74
Total from investment operations	0.69	2.48	(1.29)	1.41	1.78
Less distributions:
From net investment income	--	--	--	(0.01)	(0.04)
From net capital gains	--	(0.11))	(0.06)	(0.72)	(1.95)
Total distributions	--	(0.11)	(0.06)	(0.73)	(1.99)
Net asset value, end of period	$11.75	$11.06	$8.69	$10.04	$9.36
Total return (%)	6.24	28.53	(12.87)	15.32	18.46
Ratios and supplemental data
Net assets, end of period (in thousands)	$77.636	$54,675	$26,202	$13,037	$9,101
Ratio of expenses to average net assets (%)	1.24[1]	1.25	1.24	1.25	1.25
Ratio of net investment income (loss) to average net assets (%)	(0.02)[1]	(0.44)	(0.42)	0.09	0.38
Portfolio turnover (%)	26	25	35	47	75

FORESIGHT FUND

	(unaudited) Six-Months Ended June 30,	Year Ended December 31,
	2004	2003	2002	2001	2000
Net asset value beginning of period	$12.59	$10.79	$12.60	$13.41	$11.46
Investment operations:
Net investment income (loss)	--	0.01	0.02	0.15	0.27
Net realized and unrealized gain (loss) on investments	0.20	1.80	(1.81)	(0.54)	1.68
Total from investment operations	0.20	1.81	(1.79)	(0.39)	1.95
Less distributions from net investment income	--	(0.01)	(0.02)	(0.42)	--
Net asset value, end of period	$12.79	$12.59	$10.79	$12.60	$13.41
Total return (%)	1.59	16.73	(14.17)	(2.97)	17.02
Ratios and supplemental data
Net assets, end of period (in thousands)	$4.690	$4,741	$3,925	$4,310	$2,858
Ratio of expenses to average net assets (%)	1.24[1]	1.25	1.25	1.25	1.25
Ratio of net investment income to average net assets (%)	0.06[1]	0.04	0.21	1.41	2.37
Portfolio turnover (%)	18	7	8	26	104

1Annualized.

Notes to Financial Statements (unaudited)

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities: the Investors Fund, Balanced Fund, Mid-Cap Fund and Foresight Fund whose objectives and strategies are described in the Trust's prospectus.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount and market discount are accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net invest-ment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2003 and 2002 was as follows:

	2003	2002
Investors Fund:
Distributions paid from:
Ordinary Income	$292,144	$230,999
Long-term capital gains	--	--
Short-term capital gains	--	--
Balanced Fund:
Distributions paid from:
Ordinary Income	$245,717	$345,324
Long-term capital gains	--	--
Short-term capital gains	--	--
Mid-Cap Fund:
Distributions paid from:
Ordinary Income	--	--
Long-term capital gains	$531,294	$97,892
Short-term capital gains	--	71,453
Foresight Fund:
Distributions paid from
Ordinary Income	$1,880	$8,798

The Investors Fund hereby confirms its designation of $292,144 (100%) of its ordinary dividend distribution paid during 2003 as qualified dividend income eligible for preferential tax rates for individuals. The Balanced Fund hereby confirms its designation of the following amounts (and %s) of its ordinary dividend distribution as qualified dividend income: $36,061 (46%) paid during 1st quarter 2003; $30,779 (54%) paid during 2nd quarter 2003; $39,632 (74%) paid during 3rd quarter 2003 and $49,317 (88%) paid during 4th quarter 2003 which is eligible for preferential tax rates for individuals. The Mid-Cap Fund hereby confirms its designation of $531,294 of its dividends paid during 2003 as a capital gain distribution. The Foresight Fund hereby confirms its designation of $1,880 (100%) of its ordinary dividend distribution paid during 2003 as qualified dividend income eligible for preferential tax rates for individuals.

As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:

Investors Fund:
Accumulated net realized losses	$(2,552,174)
Net unrealized appreciation on investments	17,384,584
$14,832,410
Balanced Fund:
Accumulated net realized losses	$(317,942)
Net unrealized appreciation on investments	2,157,872
$1,839,930
Mid-Cap Fund:
Accumulated net realized gains	$3,701,930
Net unrealized appreciation on investments	8,541,042
$12,242,972
Foresight Fund:
Accumulated net realized losses	$(100,556)
Net unrealized appreciation on investments	239,619
$139,063

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2003, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Investors Fund
December 31, 2008	$ 343,098
December 31, 2009	3,795,163
December 31, 2010	2,646,522
Expiration Date	Balanced Fund
December 31, 2009	$525,686
December 31, 2010	448,031
December 31, 2011	58,898
Expiration Date	Foresight Fund
December 31, 2009	$ 74,698
December 31, 2010	44,103
December 31, 2011	185,642

A portion of the Investors Fund's capital loss carryovers were acquired through its merger with Mosaic Focus Fund on July 1, 2002 and are subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified. In the Mid-Cap Fund, permanent differences relating to net investment losses which are not deductible for tax purposes totaling $160,836 were reclassified from accumulated undistributed net investment loss to net paid-in-capital on shares of beneficial interest and $4,772 of realized gains were reclassified from accumulated net realized gains to net investment loss. In the Foresight Fund, permanent differences relating to the expiration of capital loss carryover totaling $6,535 were reclassified from accumulated net realized losses to net paid-in-capital on shares of beneficial interest.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agree-ments to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations. As of June 30, 2004 the Investors Fund has approximately a 53.0% interest, the Balanced Fund approximately a 6.0% interest, the Mid-Cap Fund approximately a 34.7% interest and the Foresight Fund approximately a 1.1% interest in the consolidated repurchase agreement of $33,038,000 collateralized by $37,454,943 in United States Treasury Notes. Proceeds at maturity are $33,039,028.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of the Balanced, Mid-Cap and Foresight Funds and the first $100 million in the Investors Fund. The advisory fee paid by the Investors Fund is reduced to 0.60% per annum on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the six-months ended June 30, 2004 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov't Securities	--	--
Other	$34,632,574	$22,938,376

Balanced Fund:
U. S. Gov't Securities	$501,890	$400,000
Other	$3,573,324	$4,236,281

Mid-Cap Fund:
U. S. Gov't Securities	--	--
Other	$29,567,906	$14,648,153

Foresight Fund:
U. S. Gov't Securities	--	--
Other	$625,395	$540,965

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. Through May 13, 2004, this percentage was 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Fund and Foresight Fund. For the Investors Fund, this fee was 0.25% on the first $25 million of assets, 0.12% on the next $25 million of assets and 0.11% on all assets greater than $50 million. These fees are accrued daily and paid monthly.

Effective May 13, 2004, the Trust began paying the expenses of the Trust's Independent Trustees and auditors ("Independent Service Providers") directly. Therefore, the Trust reduced the amount of fees paid to the Advisor prior to May 13, 2004 by the amounts paid directly to the Independent Service Providers. Through June 30, 2004, the reduced services fee was as follows: 0.41% for the Balanced Fund; 0.48% for the Mid-Cap Fund; and 0.39% for the Foresight Fund. For the Investors Fund for this period, this fee was 0.13% of the first $25 million of assets; 0.12% on the next $25 million; and 0.11% on all assets greater than $50 million. The amounts paid by each fund directly for Independent Service Provider fees was $3,883, $1,272, $2,142 and $669 for the Investors, Balanced, Mid-Cap and Foresight Funds, respectively.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of June 30, 2004:

	(unaudited) Investors Fund	(unaudited) Balanced Fund	(unaudited) Mid-Cap Fund	(unaudited) Foresight Fund
Aggregate Cost	$134,435,619	$22,875,906	$70,586,745	$4,445,527
Gross unrealized appreciation	18,572,222	2,583,028	9,069,663	418,070
Gross unrealized depreciation	(1,187,638)	(425,156)	(528,621)	(178,451)
Net unrealized appreciation	$17,384,584	$2,157,872	$8,541,042	$239,619

7. Net Assets. At June 30, 2004, net assets include the following:

	(unaudited) Investors Fund	(unaudited) Balanced Fund	(unaudited) Mid-Cap Fund	(unaudited) Foresight Fund
Net paid in capital on shares of beneficial interest	$136,313,343	$23,242,467	$65,398,063	$ 4,549,997
Undistributed net investment income	209,655	--	(5,499)	1,295
Accumulated net realized losses	(2,552,174)	(317,942)	3,701,930	(100,556)
Net unrealized appreciation on investments	17,384,584	2,157,872	8,541,042	239,619
Total Net Assets	$151,355,408	$25,082,397	$77,635,536	$ 4,690,355

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Investors Fund	2004	2003
In Dollars
Shares sold	$27,950,912	$29,279,134
Shares issued in reinvestment of dividends	--	118,695
Total shares issued	27,950,912	29,397,829
Shares redeemed	(6,799,858)	(20,722,644)
Net increase	$21,151,054	$8,675,185

In Shares
Shares sold	1,448,146	1,733,222
Shares issued in reinvestment of dividends	--	6,340
Total shares issued	1,448,146	1,739,562
Shares redeemed	(353,058)	(1,262,174)
Net increase	1,095,088	477,388
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Balanced Fund	2004	2003
In Dollars
Shares sold	$1,310,098	$2,742,659
Shares issued in reinvestment of dividends	87,770	228,378
Total shares issued	1,397,868	2,971,037
Shares redeemed	(1,244,064)	(2,400,603)
Net increase	$153,804	$570,434

In Shares
Shares sold	70,482	161,758
Shares issued in reinvestment of dividends	4,715	13,589
Total shares issued	75,197	175,347
Shares redeemed	(66,860)	(142,505)
Net increase	8,337	32,842
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Mid-Cap Fund	2004	2003
In Dollars
Shares sold	$23,704,414	$22,555,986
Shares issued in reinvestment of dividends	--	521,067
Total shares issued	23,704,414	23,077,053
Shares redeemed	(4,396,950)	(3,946,365)
Net increase	$19,307,464	$19,130,688

In Shares
Shares sold	2,044,290	2,289,892
Shares issued in reinvestment of dividends	--	47,155
Total shares issued	2,044,290	2,337,047
Shares redeemed	(381,345)	(407,077)
Net increase	1,662,945	1,929,970
	(unaudited) Six-Months Ended June 30,	Year Ended Dec. 31,
Foresight Fund	2004	2003
In Dollars
Shares sold	$197,986	$608,291
Shares issued in reinvestment of dividends	--	1,828
Total shares issued	197,986	610,119
Shares redeemed	(327,479)	(468,659)
Net increase (decrease)	$(129,493)	$141,460

In Shares
Shares sold	15,492	53,2758
Shares issued in reinvestment of dividends	--	145
Total shares issued	15,492	53,420
Shares redeemed	(25,607)	(40,405)
Net increase (decrease)	(10,115)	13,015

Forward-Looking Statement Disclosure. One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate," "may," "will," "expect," "believe," "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Trust adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in any fund's portfolios. These policies are available to you upon request and free of charge by writing to Mosaic Funds, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. You can also call this number to obtain, without charge, upon request, information regarding how any fund voted proxies relating to a portfolio security during the most recent 12-month period ended June 30. Both the Trust's proxy voting policies and the information about how any fund voted proxies may also be obtained by visiting the Securities and Exchange Commission web site at http://www.sec.gov. The Trust will respond to shareholder requests for copies of our proxy voting policies and each fund's proxy voting record within three business days of request by first-class mail or other means designed to ensure prompt delivery.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

No changes.

Item 10. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable in semi-annual report.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mosaic Equity Trust

By: (signature)

W. Richard Mason, Secretary

Date: August 9, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Chief Executive Officer

Date: August 9, 2004

By:  (signature)

Greg Hoppe, Chief Financial Officer

Date: August 9, 2004